UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2009 (June 17, 2008)

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

990 Highland Drive, Suite 206 Solana Beach, CA	92075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 720-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K is being filed to file Mr. Schloss’ employment contract by amendment and to correct two dates in the second paragraph of Item 1.01. Previously reported information under Item 8.01 Other Events remains unchanged and has been deleted from this amendment.

Item 1.01    Material Definitive Agreement

On June 17, 2008, the Company entered into an employment contract with E. Jamie Schloss, Chief Executive Officer and Chief Financial Officer, for employment either directly or indirectly through his controlled company. The guaranteed contract runs for the period June 17, 2008 through April 30, 2010, and also covers reimbursement of expenses for services rendered since February 11, 2008 and adjusted compensation from May 1, 2008 until June 16, 2008.

Mr. Schloss’ (hereafter “Executive’s”) new base salary is as follows: An initial salary for period June 17 through December 31, 2008 at the rate of $9,500 per month. Thereafter, an increase to $10,500 per month until June 30, 2009, then $11,500.00 per month until April 30, 2010, of which 50% will be allocated to Peace Oil Corp. or another Surge subsidiary. Executive will also serve as CEO of Peace Oil Corp. and Cold Flow Energy, ULC. and all other Canadian subsidiaries at no additional compensation. Executive will also receive payment for the periods May 1, 2008 through June 16, 2008 (the “Pre-Employment Contract Period”) for services rendered prior to the execution of this agreement at the rate of $9,500 per month and reimbursement of other expenses as set forth below.

The agreement also contains the following material provisions:

FRINGE BENEFITS: Company to pay normal payroll taxes directly or reimburse for actual payroll tax amounts owed. Company will also pay Executive’s out of pocket health, dental, vision, and long term care insurance premiums, prescription drug plan, actual out of pocket medical, dental & drugs, not to exceed $1,500 per month in total for medical plans & expenses.

OTHER EXPENSES: Company to reimburse Executive’s normal travel and related expenses while away from Executive’s base of operations which are now Palm Desert, CA for about 10 months of the year and Lexington KY for about 2 months of the year. Company to pay actual out of pocket expenses at Executive’s home for supplies, telephones, cell phone, Internet, and related expenses attributable to Company business commencing from February 11, 2008. Executive will supply all his current furniture & equipment, including without limitation, such things as computers, printers, Fax machines, and telephones  at no cost to the Company, but the Company agrees to pay all repairs and maintenance of said items and replace any item which fails or becomes inadequate or obsolete during the term of employment. If Executive relocates to Solana Beach area at Company’s request, Company will pay reasonable actual and relocation costs.

CAR ALLOWANCE: Company to pay a car allowance of $750.00 per month for the entire term of the contract and Pre-Employment Contract Period beginning May1 2008 and related automobile out of pocket costs for business use.

TAX RETURNS: As interim CFO (which employee is not being paid anything now in addition to CEO duties), employee will prepare and file the company's U.S. Federal and State Tax returns and review prior filings on his own time. For prior period returns, already drafted but not complete, the fee will be $850.00 Federal and $350.00 State. For new returns, commencing 2007 and subsequent years, the fee will be $2,500.00 Federal and $500.00 State. Canadian income tax returns will be prepared by KPMG or another accounting firm in Canada which Executive will review at no additional compensation.

VACATION & PAID TIME OFF: Eighteen days per year paid time off (PTO), accrued on a monthly basis, for each month worked commencing from February 11, 2008.

STOCK OPTIONS: Executive will receive additional stock options as approved by the compensation committee based on a performance review at December, 2008 and at December, 2009.

TERMINATION.   The Company may only terminate this Agreement for cause (“Cause”) as defined in the agreement. In the event that this Agreement is terminated for Cause, Executive’s Base Salary and all benefits under this Agreement shall terminate immediately upon such discharge, and Company shall have no further obligations to Executive except for payment and reimbursement for any monies due which right to payment or reimbursement accrued prior to such termination.

The Company may terminate this Agreement upon the disability or death of Executive by giving written notice to Executive.  In the case of disability, such termination will become effective immediately days upon the giving of such notice unless otherwise specified by the Company.  For purposes of disability, “disability” shall mean that for a period of more than six consecutive months in any 12-month period Executive is unable to perform the essential functions of his position because of physical, mental or emotional incapacity resulting from injury, sickness or disease.  Upon any such termination, the Company shall be relieved of all its obligations under this Agreement, except for payment of Executive’s Base Salary and unpaid PTO and other benefits through the effective date of termination

Executive may terminate this Agreement at any time by giving three months’ prior written notice to the Company.  The Company shall be relieved of all of its obligations under this Agreement, except for payment of Executive’s Base Salary and unpaid benefits paid through the termination date.

INDEMNIFICATION:  The Company shall provide to Executive the full extent provided for under the laws of the Company’s state of incorporation and the Company’s Certificate of Incorporation and Bylaws, indemnification for any claim or lawsuit which may be asserted against Executive when acting in such capacity for the Company and/or any subsidiary or affiliated business.  The Company shall use reasonable best efforts to include Executive as an insured under all applicable directors’ and officers’ liability insurance policies maintained by the Company, and any other subsidiary or affiliated business. The PROVISIONS OF THIS PARAGRAPH SHALL APPLY DURING THE TERM OF THIS AGREEMENT AND FOR A PERIOD OF SIX YEARS THEREAFTER NOTWITHSTANDING THE TERMINATION OF THIS AGREEMENT OR ANY OTHER PROVISION HEREIN.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

All of the following exhibits were previously filed except as otherwise noted.

10.76	Employment Agreement for E. Jamie Schloss dated as of June 17, 2008. (Filed herewith.)

10.77	Left blank intentionally.

10.78.	Share Purchase Agreement – Purchase of 1,405,145 CFE Preferred Shares owned by Fisher Family Trust.

10.79.	Share Purchase Agreement – Purchase of 1,905,145 CFE Preferred Shares owned by Stouthearted Family Trust.

10.80.	Share Purchase Agreement – Purchase of 500,000 common shares of the Registrant from the Fisher Family Trust.

10.81.	Share Purchase Agreement – Purchase of 1,905,145 CFE Preferred Shares owned by Cairns Family Trust.

10.82.	Share Purchase Agreement – Purchase of 806,886 common Shares of the Registrant from the Liu Family Trust.
10.83.	Share Purchase Agreement – Purchase of 1,882,732 common Shares of the Registrant from the Ma Family Trust.

99. 1.	Press Release dated June 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC.,
a Delaware corporation

Date: April 15, 2009	By: /s/ E. Jamie Schloss
E. Jamie Schloss, Chief Executive Officer